ANDA SECURITY AGREEMENT

            THIS ABBREVIATED NEW DRUG APPLICATION SECURITY AGREEMENT ("ANDA Security Agreement"), dated as of February 9, 2006, between Interpharm, Inc., a New York corporation (the "Debtor"), and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, (the "Secured Party");

            WHEREAS, the Debtor and the Secured Party are parties to that certain Credit and Security Agreement of even date herewith (herein, as at any time amended, extended, restated, renewed or modified, the "Credit Agreement"); and

            WHEREAS, it is a condition to the willingness of the Secured Party to enter into the Credit Agreement and make the loans evidenced thereby that the Debtor enter into this Agreement and grant to the Secured Party the security interest provided for herein; and

            WHEREAS, in order to induce the Secured Party to enter into the Credit Agreement and make the loans evidenced thereby, Debtor has agreed to grant to Secured Party a security interest in and to and mortgage on its now owned or hereafter acquired Abbreviated New Drug Applications, Abbreviated New Drug Approvals, Form 356Hs, generic drugs, patent certification information, marketing exclusivity information, patent information and any data, instruments, agreements, or documents related thereto (collectively, the "ANDAs"). This ANDAs Security Agreement is being executed contemporaneous with the Credit Agreement under which Secured Party is granted a lien on and security interest in and to, among other things, accounts receivable, inventory, machinery, equipment, goods, manufacturing procedures, deposits, contract rights, supporting obligations, and general intangibles ("Other Assets") relating to the business of the Debtor, whereby Secured Party shall have the right to foreclose on the ANDAs and the Other Assets in the event Secured Party alleges the occurrence of an Event of Default under the Credit Agreement. Terms not defined herein shall have the meaning set forth in the Credit Agreement.

      NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration the sufficiency of which is hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

      1. To secure any and all obligations of the Debtor to the Secured Party, including but not limited to, repayment of the obligations of the Debtor under the Credit Agreement, Debtor hereby conveys, grants, assigns, pledges, transfers, mortgages, and creates in favor of the Secured Party a security interest in and to and mortgage on all of the Debtor's right, title and interest in and to its now owned and hereafter acquired ANDAs including but not limited to those ANDAs listed on Schedule A annexed hereto and incorporated herein by reference (as the same may be amended pursuant hereto from time to time), including without limitation any and all rights under any notices or agreements related thereto, and all renewals thereof.

      2. Debtor represents, covenants and warrants that:

            (a) ANDAs are subsisting;

            (b) Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the ANDAs, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, registered user agreements and covenants by Debtor not to sue third persons;

            (c) Debtor has the unqualified right to enter into this Agreement and perform its terms; and

            (d) All ANDAs on file with the Food and Drug Administration (the "FDA") were prepared in accordance with applicable law.

      3. Debtor agrees that, until all of the obligations under the Credit Agreement shall have been satisfied in full, the Debtor will not, without the Secured Party's prior written consent, enter into any agreement regarding the ANDAs. Notwithstanding the foregoing, the Debtor may enter into license agreements and profit sharing agreements provided the proceeds of those agreements are remitted to the Collateral Account.

      4. If, before the obligations under the Credit Agreement shall have been satisfied in full, Debtor shall obtain rights to any new ANDAs, the provisions of paragraph 1 shall automatically apply thereto and Debtor shall give Secured Party prompt written notice thereof.

      5. Debtor authorizes Secured Party to modify this Agreement by amending Schedule A to include any now owned or future ANDAs covered by paragraphs 1 through 4 hereof.

      6. If any Event of Default under the Credit Agreement or this Agreement shall have occurred, Secured Party shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a Secured Party under the Uniform Commercial Code as enacted in any jurisdiction in which the ANDAs may be deemed located and, without limiting the generality of the foregoing, Secured Party may immediately, without demand of performance and without notice or demand whatsoever to Debtor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, assign, transfer, license or otherwise dispose of, including but not limited to, transferring the ANDAs in New York or elsewhere, all or from time to time any of the ANDAs, or any interest which the Debtor may have therein, and after deducting from the proceeds of sale or other disposition of any and all of the ANDAs all expenses (including all expenses for broker's fees and legal services), apply the residue of such proceeds to the Debtor's obligations to the Secured Party under the Credit Agreement and otherwise owing to the Secured Party. Any remainder of the proceeds after payment in full of the Debtor's obligations owing to Secured Party including but not limited to the repayment in full of the Debtor's obligations to the Secured Party under the Credit Agreement shall be paid over to the Debtor. Notice of any sale or other disposition of the ANDAs shall be given to Debtor at least five
(5) days before the time of any intended public or private sale or other disposition of the ANDAs is to be made, which Debtor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, the Secured Party or any holder of the Credit Agreement may, to the extent permissible under applicable law, purchase the whole or any part of the ANDAs free from any right of redemption on the part of Debtor, which right is hereby waived and released.


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

      7. At such time as Debtor shall completely satisfy all of the Debtor's obligations to Secured Party including but not limited to repayment of the obligations of the Debtor under the Credit Agreement, this Agreement and the Credit Agreement shall terminate and Secured Party shall execute and deliver to Debtor all documents and other instruments as may be necessary or proper to terminate this Agreement and re-vest in Debtor the ANDAs, subject to any disposition thereof which may have been made by Secured Party pursuant hereto.

      8. Any and all fees, costs and expenses, of whatever kind or nature, including attorney's fees and legal expenses incurred by Secured Party in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the ANDAs, or in defending or prosecuting any actions or proceedings arising out of or related to the ANDAs, shall be borne and paid by Debtor on demand by Secured Party and until so paid shall become part of the Debtor's obligations under the Credit Agreement. Debtor hereby agrees to execute and deliver to Secured Party any and all additional documents requested by the Secured Party regarding the ANDAs at any time and from time to time in its discretion to carry out and enforce the terms and conditions of this Agreement.

      9. Debtor shall have the duty, through counsel acceptable to Secured Party, to complete the approval process of the ANDAs, pending as of the date of this Agreement or thereafter until all of the Debtor's obligations under the Credit Agreement shall have been paid in full, to file and provide further information and documentation and to do any and all acts which are necessary or desirable to seek approval of the ANDAs and to preserve and maintain all rights to the ANDAs. Any expenses incurred in connection with the ANDAs shall be borne by Debtor. The Debtor shall not abandon any ANDAs without the consent of Secured Party, which consent shall not be unreasonably withheld.

      10. If Debtor breaches or fails to comply with any of the terms and conditions of this Agreement or upon the occurrence of an Event of Default under the Credit Agreement or any other agreements between Debtor and Secured Party, Debtor hereby authorizes and empowers Secured Party to make, constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its exclusive discretion, as Debtor's true and lawful attorney-in-fact, with the power to endorse Debtor's name on all applications, documents, papers and instruments of every kind and nature necessary or desirable for Secured Party to approve, use, own, transfer, assign, license or dispose of the ANDAs, including without limitation, documents, papers, applications and instruments necessary or desirable for the Secured Party to approve, own, use, transfer, assign, license or dispose of the ANDAs, or necessary or desirable for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of the ANDAs to Secured Party or anyone else, including without limitation any and all Forms 356H, and/or such other forms as the FDA shall require. Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement. The Secured Party, or its designee, as attorney-in-fact, will not be liable for any acts or omissions, or for any error of judgment or mistake of fact or law, except for gross negligence, or willful misconduct. This power, being coupled with an interest, is irrevocable until all obligations of Debtor to Secured Party have been indefeasibly paid in full and performed and satisfied.


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

      12. If Debtor fails to comply with any of its obligations hereunder, Secured Party may do so in Debtor's name or in Secured Party's name, but at Debtor's expense, and Debtor hereby agrees to reimburse Secured Party in full for all expenses, including attorney's fees, incurred by Secured Party in approving, protecting, defending and maintaining the ANDAs.

      13. No course of dealing between Debtor and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right power or privilege hereunder or under the Credit Agreement, including but not limited to the failure of Secured Party to sue under any guaranties, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      14. All of Secured Party's rights and remedies with respect to the ANDAs, whether established hereby or by the Credit Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

      15. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

      16. This Agreement is subject to modification only by a writing signed by the parties, except as provided in paragraph 5.

      17. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

      18. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York.

      IN WITNESS WHEREOF, the execution hereof as of the day and year first above written.

                                    INTERPHARM, INC.
                                    Debtor

                                    75 Adams Avenue
                                    Hauppauge, New York 11788

                                    By: /s/ George Aronson
                                        ---------------------------------------
                                        George Aronson, Chief Financial
                                        Officer


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

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    acting through its Wells Fargo Business
                                    Credit operating division Secured Party 119
                                    West 40th Street, 16th Floor New York, New
                                    York 10018

                                    By:/s/ Richard Mahtani
                                       ----------------------------------------
                                       Richard Mahtani, Assistant Vice
                                       President

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )


      On the 9th day of February, in the year 2006, before me personally came George Aronson, to me known, who, being by me duly sworn, did depose and say that he resides in _________________________________________; that he is the
Chief Financial Officer of Interpharm, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

                                                  -----------------------------
                                                      Notary Public

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )


      On the 9th day of February, in the year 2006, before me personally came Richard Mahtani , to me known, who, being by me duly sworn, did depose and say that he resides in _________________________________________; that he is an
Assistant Vice President of Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

                                                  -----------------------------
                                                      Notary Public


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

          Schedule A to ANDA Security Agreement dated February 9, 2006
                                     Between
                         Interpharm, Inc., (Debtor) and

     Wells Fargo Bank, National Association, acting through its Wells Fargo
              Business Credit operating division, (Secured Party).

Application
   Number      Active Ingredient    Dosage       Strength     Proprietary Name
   ------      -----------------    ------       --------     ----------------

              Hydrocodone                                    Hydrocodone
076642        Bitartrate;         Tablet;     5MG; 200MG     Bitartrate and
              Ibuprofen           Oral                       Ibuprofen

              Hydrocodone                                    Hydrocodone
076642        Bitartrate;         Tablet;     7.5MG; 200MG   Bitartrate and
              Ibuprofen           Oral                       Ibuprofen

071334        Ibuprofen           Tablet;     400MG          Ibuprofen
                                  Oral

071335        Ibuprofen           Tablet;     600MG          Ibuprofen
                                  Oral

071935        Ibuprofen           Tablet;     800MG          Ibuprofen
                                  Oral

075927        Naproxen            Tablet;     250MG          Naproxen
                                  Oral

075927        Naproxen            Tablet;     375MG          Naproxen
                                  Oral

075927        Naproxen            Tablet;     500MG          Naproxen
                                  Oral

              Sulfamethoxazole;                              Sulfamethoxazole
076899        Trimethoprim        Tablet Oral 400MG; 80MG    and Trimethoprim

              Sulfamethoxazole;                              Sulfamethoxazole;
076899        Trimethoprim        Tablet;     800MG;160MG    Trimethoprim
                                  Oral


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

                            SPECIAL POWER OF ATTORNEY

STATE OF   )
           : ss.:
COUNTY OF  )


      KNOW ALL MEN BY THESE PRESENTS, that Interpharm, Inc., a New York corporation, having an address at 75 Adams Avenue, Hauppauge, NY 11788 ("Debtor"), pursuant and subject to the terms and conditions contained in an Abbreviated New Drug Application Security Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Security Agreement"), hereby appoints and constitutes Well Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, with an address at 119 West 40th Street, New York, NY 10018 ("Secured Party"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Debtor:

      1. Assigning, selling, transferring, or otherwise disposing of all right, title and interest of Debtor in and to all Abbreviated New Drug Applications ("ANDA") of the Debtor, including but not limited to those listed on Schedule A of the Security Agreement, and including those ANDAs which are added to the same subsequent hereto, and all registrations and recordings thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, and to execute and deliver any and all agreements, documents, instruments of assignment or other writings necessary or advisable to effect such purpose;

      2. To execute any and all documents, statements, certificates or other writings necessary or advisable in order to effect the purposes described above as Secured Party may in its sole discretion determine including without limitation any and all Forms 356H and/or such other forms as the FDA may require.

      This power of attorney is made pursuant to the Security Agreement, dated the date hereof, between Debtor and Secured Party and may not be revoked until the payment in full of all Debtor's obligations under the Security Agreement.

ATTEST:                                   INTERPHARM, INC.
                                          Debtor

                                          By: /s/ George Aronson
----------------------------                 ----------------------------------
                , Secretary                  George Aronson, Chief Financial
                                             Officer


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

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NASSAU   )


      On the 9th day of February, in the year 2006, before me personally came George Aronson, to me known, who, being by me duly sworn, did depose and say that he resides in _________________________________________; that he is the
Chief Financial Officer of Interpharm, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

                                               --------------------------------
                                                      Notary Public


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